UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2006

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 7, 2006, Marshall Edwards Pty Limited (“MEPL”), a wholly owned subsidiary of Marshall Edwards, Inc. (the “Company”), and Novogen Research Pty Limited (“Novogen Research”), a wholly owned subsidiary of Novogen Limited, entered into an amendment deed (“Amendment”) to the Amended and Restated License Agreement, dated September 24, 2003, between the Company and Novogen Research.
     Pursuant to the original terms of the Amended and Restated License Agreement, MEPL was required to pay an US $8,000,000 license milestone fee to Novogen Research in December 2006 for its use of the compound phenoxodiol. The Amendment extends the date that the US $8,000,000 license milestone fee is payable until the earlier of MEPL’s receipt of the U.S. Food and Drug Administration’s approval to market phenoxodiol in the United States or a foreign governmental agency’s approval to market phenoxodiol abroad.
     Under the Amended and Restated License Agreement, Novogen Research granted MEPL an exclusive world-wide, non-transferable license, under the Novogen patent rights, to conduct clinical trials and commercialize and distribute all forms of administering phenoxodiol except topical applications. The Amended and Restated License Agreement covers uses of phenoxodiol in the field of prevention, treatment and cure of cancer in humans. The Amendment does not change the term of the Amended and Restated License Agreement which remains in effect until terminated by either Novogen Research or MEPL.
     The terms of the Amendment were established through arms-length negotiations between the independent members of the board of directors of Novogen Limited and the independent members of the Company’s board of directors. The Amendment was unanimously approved by the board of directors of each of MEPL and the Company. A majority of the members of the Company’s board of directors are independent in accordance with Nasdaq listing requirements.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Amendment Deed, dated June 7, 2006, by and between Novogen Research Party Limited and Marshall Edwards Pty Limited.

99.1	Press Release issued by Marshall Edwards, Inc., dated as of June 7, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ David R. Seaton

David R. Seaton Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Dated: June 9, 2006

Index to Exhibits

Exhibit No.	Description

10.1	Amendment Deed, dated June 7, 2006, by and between Novogen Research Party Limited and Marshall Edwards Pty Limited.

99.1	Press Release issued by Marshall Edwards, Inc., dated as of June 7, 2006.